As filed with the Securities and Exchange Commission on September 3, 1998

                                                 Registration No. 33-97192
 ---------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------

                       POST-EFFECTIVE AMENDMENT NO. 2 TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                                --------------

                      UNIVERSAL STANDARD HEALTHCARE, INC.
            (Exact name of Registrant as specified in its charter)


                 Michigan                       38-2986640
 (State or other jurisdiction of             (I.R.S. Employer
  incorporation or  organization)           Identification No.)


                     26500 Northwestern Highway, Suite 400
                          Southfield, Michigan 48076
                                (248) 358-0810
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)

                              Eugene E. Jennings
                      Universal Standard Healthcare, Inc.
                     26500 Northwestern Highway, Suite 400
                          Southfield, Michigan 48076
                                (248) 358-0810
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                                   copy to:

                            Thomas S. Vaughn, Esq.
                              Dykema Gossett PLLC
                            400 Renaissance Center
                               Detroit, MI 48243
                                (313) 568-6524


























                               EXPLANATORY NOTE

         Universal Standard Healthcare, Inc. (formerly Universal Standard Medical Laboratories, Inc.) (the "Registrant") has filed Registration Statement No. 33-97192 covering 137,008 shares of its common stock (the "Registered Shares"). The Registrant desires to discontinue the registration of the Registered Shares covered by Registration Statement No. 33-97192 which remain unsold on the date hereof and is filing this Post-Effective Amendment for such purpose.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, State of Michigan on the 3rd day of September, 1998.


                                UNIVERSAL STANDARD HEALTHCARE, INC.


                          By:   /s/ Eugene E. Jennings
                                -------------------------------------------
                                Eugene E. Jennings, Chairman, President and
                                Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated on the 3rd day of September, 1998.


                 Signature


/s/ Eugene E. Jennings
--------------------------------
Eugene E. Jennings
Chairman, President, Chief Executive Officer and Director
(Principal Executive Officer)



                *
--------------------------------
          Alan S. Ker
Vice President-Finance, Treasurer and
Chief Financial Officer
(Principal Financial and Accounting Officer)



               *
----------------------------------
        Eduardo Bohorquez
            Director


               *
----------------------------------
       Anthony A. Bonelli
           Director





               *
---------------------------------
      Robert P. DeCresce
           Director


               *
---------------------------------
        Thomas R. Donahue
            Director


               *
---------------------------------
       Thomas W. Gorman
           Director


               *
---------------------------------
       P. Thomas Hirsch
            Director


---------------------------------
       Larry L. Leonard
           Director


             *
---------------------------------
      Joseph J. Vadapalas
           Director

* By: /s/ Thomas S. Vaughn
---------------------------------
 Thomas S. Vaughn, Attorney-in-Fact